Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.[1]	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MONTHLY OPERATING REPORT

October 2016

		Document	Explanation	Debtor
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Statement
Schedule of Operating Cash Flow	MOR-1	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1a			X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of Bank Statements and Cash Disbursements Journal
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post Petition Taxes				X
Summary of Unpaid Post Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ J. Marshall Dodson	11/18/16
Signature of Debtors	Date
J. Marshall Dodson
Chief Financial Officer, Senior Vice President and Treasurer
Key Energy Services, Inc.

Notes:

[1]	The Debtors in these chapter 11 cases, together with the last four digits of each Debtor’s federal tax identification number, are as follows: Misr Key Energy Investments, LLC (4528), Key Energy Services, Inc. (8081), Key Energy Services, LLC (5567), and Misr Key Energy Services, LLC (7527). The mailing address for each Debtor is 1301 McKinney Street, Suite 1800, Houston, Texas 77010.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here do not include consolidated results for Key Energy Services, Inc. (the “Company”) as the Company has several non-debtor subsidiaries. All information contained herein is unaudited and subject to future adjustment. The Company maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as benefits and tax-related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

General Notes

Debtor-in-Possession Financial Statements - The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the financial information for the Debtors only. The Company’s non-Debtor entities are not included in the financial statements or the supplemental information contained herein.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 852 (“ASC 852”) addresses accounting and financial statement disclosure for entities that have filed petitions with the bankruptcy court and expect to reorganize as going concerns under chapter 11 of the bankruptcy code. ASC 852 generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Liabilities Subject to Compromise - As a result of the chapter 11 filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the bankruptcy court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on bankruptcy court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-1

Schedule of Cash Receipts and Disbursements

For the Period Petition Date (“October 24, 2016”) through October 31, 2016

(In thousands of dollars)

(Unaudited)

Petition to Date Period Ended October 31, 2016
Beginning Cash Balance[1]	$29,813
Cash Receipts:
Collections	$8,584
Interdebtor Receipts	9,900
Other Receipts	1

Total Receipts	$18,485
Cash Disbursements:[1]
Operating Disbursements	$5,264
Professional Fees	—
Debt Service	1,640
Interdebtor Disbursements	9,900

Total Disbursements	$16,805

Net Cash Flow	$1,680

Ending Available Cash Balance[2]	$31,493

Disbursements for Calculating U.S. Trustee Fees
Key Energy Services, Inc. (16-12306)	$8,105
Key Energy Services, LLC (16-12307)	8,700
Misr Key Energy Investments, LLC (16-12305)	—
Misr Key Energy Services, LLC (16-12308)	—

Total Disbursements for Calculating U.S. Trustee Fees	$16,805

Notes:

[1]	This schedule includes book cash balances and disbursements.
[2]	Consists of domestic, unrestricted cash; does not reflect non-debtor cash balances or ABL availability.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-1a

Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period Petition Date through October 31, 2016

(In thousands of dollars)

(Unaudited)

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all of their open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all of their open and active bank accounts are retained by the Debtors. The Debtors affirm that none of their bank accounts were closed during the current reporting period.

Support Schedule to MOR-1 (Cash-End of Month by Debtor and Bank Account)

Bank/Institution	Account Type	Legal Entity	Last 4 Digits of Account #	In thousands of dollars End of Month Cash
Amegy Bank	Receivables Account	Key Energy Services, LLC	5005	$158
JPMorgan Chase Bank	Legacy Account	Key Energy Services, LLC	9385	164
JPMorgan Chase Bank	Legacy Account	Key Energy Services, LLC	0458	—
JPMorgan Chase Bank	Legacy Account	Key Energy Services, LLC	0466	—
Wells Fargo Bank	Disbursement Account	Key Energy Services, Inc.	2538	127
Wells Fargo Securities	Investment Account	Key Energy Services, Inc.	6101	7,151
Merrill Lynch	Investment Account	Key Energy Services, LLC	1A74	25,183
Bank of America	Concentration Account	Key Energy Services, LLC	5203	117
Bank of America	Disbursement Account	Key Energy Services, LLC	5216	—
Bank of America	Disbursement Account	Key Energy Services, LLC	8553	—

Total Unrestricted Bank Account Cash				$32,900

Outstanding Checks				1,407

Total Unrestrcited Book Cash				$31,493

Bank of America	ABL LC Collateral	Key Energy Services, LLC	8853	3,914
Bank of America	ABL Segregated Cash	Key Energy Services, LLC	8195	15,000

Total Book Cash				$50,407

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-1b

Schedule of Professional Fees and Expenses Paid

For the Period Petition Date through October 31, 2016

(In thousands of dollars)

(Unaudited)

Cumulative
	Amounts Paid this Period			Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Alvarez & Marsal North America	$—	$—	$—	$—	$—	$—
Epiq Bankruptcy Solutions LLC	—	—	—	—	—	—
PJT Partners LP	—	—	—	—	—	—
Sidley Austin LLP	—	—	—	—	—	—
Young Conaway Stargatt & Taylor LLP	—	—	—	—	—	—
	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—

Professional	Role
Alvarez & Marsal North America	Debtors’ Financial Advisor
Epiq Bankruptcy Solutions LLC	Debtors’ Claims/ Noticing Agent
PJT Partners LP	Debtors’ Financial Advisor
Sidley Austin LLP	Debtors’ Counsel
Young Conaway Stargatt & Taylor LLP	Debtors’ Local Delaware Counsel

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-2

Statements of Operations1

For the Period Petition Date through October 31, 2016

(In thousands of dollars)

(Unaudited)

	Key Energy Services, Inc.	Key Energy Services, LLC	Misr Key Energy Investments, LLC	Misr Key Energy Services, LLC	Debtor Group Total[2]
Revenues	$—	$9,224	$—	$—	$9,224
Direct Operating Expenses	—	8,952	—	—	8,952
Depreciation and Amortization Expense	—	2,665	—	—	2,665
General & Administrative Expenses	17	3,414	—	—	3,431
Impairment Expense	—	—	—	—	—

Operating Income (Loss)	$(17)	$(5,807)	$—	$—	$(5,823)
Interest Expenses, Net of Amount Capitalized	1,809	—	—	—	1,809
Other (Income) Expense, net	(1)	(54)	—	—	(55)

Income (Loss) Before Income Taxes	$(1,825)	$(5,753)	$—	$—	$(7,578)
Income Tax Expenses (Benefit)	—	—	—	—	—

Net Income (Loss)	$(1,825)	$(5,753)	$—	$—	$(7,578)
Income Attributable to Non-Controlling Interest	—	—	—	—	—

Net (Loss) Income Attributable to Debtors	$(1,825)	$(5,753)	$—	$—	$(7,578)

Total Non-Recurring / One-Time Items	$—	$—	$—	$—	$—

Notes:

[1]	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.
[2]	Excludes intercompany eliminations.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-3a

Balance Sheets1

As of the Petition Date

(In thousands of dollars)

(Unaudited)

	Key Energy Services, Inc.	Key Energy Services, LLC	Misr Key Energy Investments, LLC	Misr Key Energy Services, LLC	Debtor Group Total[2]
Cash & Cash Equivalents	$410	$29,403	$—	$—	$29,813
Restricted Cash	—	18,914	—	—	18,914
Accounts Receivable, Net of Allowance	—	62,516	—	—	62,516
Inventory	—	23,231	—	—	23,231
Other Current Assets	14,716	21,647	—	—	36,363

Total Current Assets	$15,126	$155,711	$—	$—	$170,837
Property & Equipment, Net	—	727,929	—	—	727,929
Goodwill	—	—	—	—	—
Other Intangible Assets, Net	—	2,289	—	—	2,289
Other Assets	870	18,777	—	—	19,647

Total Assets	$15,996	$904,705	$—	$—	$920,701

Accounts Payable	$—	$—	$—	$—	$—
Other Current Liabilities	—	—	—	—	—
Current Portion of Long-Term Debt	—	—	—	—	—

Total Current Liabilities	$—	$—	$—	$—	$—
Long-Term Debt	—	—	—	—	—
Workers’ Compensation, Vehicular, and Health Insurance Liabilities	—	—	—	—	—
Deferred Tax Liabilities	—	—	—	—	—
Other Non-Current Liabilities	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—
Liabilities Subject to Compromise	642,917	470,905	—	—	1,113,822
Debtors’ Equity	(626,921)	433,800	—	—	(193,121)

Total Liabilities & Debtors’ Equity	$15,996	$904,705	$—	$—	$920,701

Notes:

[1]	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.
[2]	Excludes intercompany eliminations.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-3a

Balance Sheets1

As of October 31, 2016

(In thousands of dollars)

(Unaudited)

	Key Energy Services, Inc.	Key Energy Services, LLC	Misr Key Energy Investments, LLC	Misr Key Energy Services, LLC	Debtor Group Total[2]
Cash & Cash Equivalents	$7,278	$24,215	$—	$—	$31,493
Restricted Cash	—	18,914	—	—	18,914
Accounts Receivable, Net of Allowance	—	68,499	—	—	68,499
Inventory	—	23,231	—	—	23,231
Other Current Assets	14,716	21,332	—	—	36,048

Total Current Assets	$21,993	$156,191	$—	$—	$178,184
Property & Equipment, Net	—	725,264	—	—	725,264
Goodwill	—	—	—	—	—
Other Intangible Assets, Net	—	2,261	—	—	2,261
Other Assets	870	18,777	—	—	19,647

Total Assets	$22,863	$902,494	$—	$—	$925,357

Accounts Payable	$—	$1,149	$—	$—	$1,149
Other Current Liabilities	—	4,418	—	—	4,418
Current Portion of Long-Term Debt	—	—	—	—	—

Total Current Liabilities	$—	$5,568	$—	$—	$5,568
Long-Term Debt	—	—	—	—	—
Workers’ Compensation, Vehicular, and Health Insurance Liabilities	—	—	—	—	—
Deferred Tax Liabilities	—	—	—	—	—
Other Non-Current Liabilities	—	—	—	—	—

Total Liabilities	$—	$5,568	$—	$—	$5,568
Liabilities Subject to Compromise	641,219	467,832	—	—	1,109,051
Debtors’ Equity	(618,356)	429,094	—	—	(189,262)

Total Liabilities & Debtors’ Equity	$22,863	$902,494	$—	$—	$925,357

Notes:

[1]	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.
[2]	Excludes intercompany eliminations.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

Declaration Regarding the Status of Post Petition Taxes of the Debtor

October 31, 2016

J. Marshall Dodson hereby declares and states:

I am Chief Financial Officer, Senior Vice President and Treasurer of Key Energy Services, Inc., a corporation organized under the laws of the state of Maryland and a Debtor and Debtor in possession in the above-captioned chapter 11 case. In this capacity, I am familiar with the day-to-day tax operations of Key Energy Services, Inc., et al.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of the operations and finances of Key Energy Services, Inc., information learned from my review of relevant documents, and information I have received from other members of management and/or the Debtor’s advisors. I am authorized to submit this declaration on behalf of Key Energy Services, Inc. and, if I were called upon to testify, I could and would testify competently to the facts set forth herein. I submit this declaration under penalty of perjury pursuant to 28 U.S.C. Section 1746.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

Dated: November 18, 2016	Respectfully submitted,

/s/ J. Marshall Dodson
J. Marshall Dodson
Chief Financial Officer, Senior Vice President and Treasurer

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-4

Summary of Unpaid Post Petition Accounts Payable and Aging1

As of October 31, 2016

(In thousands of dollars)

(Unaudited)

Days Past Due
	Current	1-30	31-60	61-90	>91	Total
Debtors	$6,468	$2,039	$89	$350	$2	$8,948

	72%	23%	1%	4%	0%	100%

Notes:

[1]	The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and pre-petition amounts that the Debtors intend to pay in accordance with various orders of the Bankruptcy Court.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-5

Trade Accounts Receivable and Aging

As of October 31, 2016

(In thousands of dollars)

(Unaudited)

Days Aged[1]
	Current	1-30	31-60	61-90	>91	Total
Debtors	$47,845	$15,395	$1,906	$1,026	$2,327	$68,499

	70%	22%	3%	1%	3%	100%

Notes:

[1]	These amounts are aged from date of invoice and do not include provision for bad debt and write-offs nor non-customer receivables. Aging percentages are calculated based on total trade accounts receivable.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Key Energy Services, Inc., et al.	Case No. 16-12306 (BLS)
Debtors	Jointly Administered

MOR-6

Debtor Questionnaire

October 2016

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business in this reporting period? If yes, provide an explanation below.		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation.		X

3	Have all post petition tax returns been timely filed? If no, provide an explanation.	X

4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation.	X

5	Have any bank accounts been opened during the monthly reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X